UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 6, 2026 (March 4, 2026)

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2026, Canadian Pacific Railway Company (the “Company”) completed its offering of U.S.$600,000,000 aggregate principal amount of 4.000% notes due 2029 (the “2029 Notes”) and U.S.$600,000,000 aggregate principal amount of 5.500% notes due 2056 (the “2056 Notes”) (collectively, the “Notes”). The Notes are guaranteed (the “Guarantee” and, together with the Notes, the “Securities”) by Canadian Pacific Kansas City Limited, the parent of the Company (the “Guarantor”).

In connection with the offering, on March 4, 2026, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters listed in Schedule 1 thereto. The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

The offering of the Securities was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form F-10 (File No. 333-285353) filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2025. The terms of the Securities are described in the Company’s prospectus, dated March 6, 2025, as supplemented by a final prospectus supplement, dated March 4, 2026, as filed with the Commission on March 5, 2026.

The Securities were issued pursuant to an Indenture, dated as of September 11, 2015, by the Company and Computershare Trust Company N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated as of March 6, 2026 (the “Eighth Supplemental Indenture”), by and among the Company, the Guarantor and the Trustee.

The descriptions of the Underwriting Agreement, the Securities and the Eighth Supplemental Indenture in this Current Report on Form 8-K (this “Current Report”) are summaries and are qualified in their entirety by reference to the complete terms of the Underwriting Agreement, the Eighth Supplemental Indenture and the forms of Notes included in the Eighth Supplemental Indenture. The Underwriting Agreement, Eighth Supplemental Indenture and the forms of Notes are attached hereto as Exhibits 4.1, 4.2, 4.3, and 4.4, respectively, and are each incorporated by reference herein.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 4.1	Underwriting Agreement, dated as of March 4, 2026, by and among Canadian Pacific Railway Company, as issuer, Canadian Pacific Kansas City Limited, as guarantor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and SMBC Nikko Securities America, Inc., as representatives of the several Underwriters listed in Schedule 1 thereto.

Exhibit 4.2	Eighth Supplemental Indenture, dated as of March 6, 2026, by and among Canadian Pacific Railway Company, as issuer, Canadian Pacific Kansas City Limited, as guarantor, and Computershare Trust Company N.A., as successor to Wells Fargo Bank, National Association, as trustee.

Exhibit 4.3	Form of 4.000% Note due 2029 (included in Exhibit 4.2).

Exhibit 4.4	Form of 5.500% Note due 2056 (included in Exhibit 4.2).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2026

CANADIAN PACIFIC KANSAS CITY LIMITED

By:	/s/ Tyler Robinson
Name:	Tyler Robinson
Title:	General Counsel & Assistant Corporate Secretary